Exhibit 10.16

4 1 2 3 4 1 2 3 [NAVPOINT LOGO] NavPoint Real Estate Group, LLC Matt Call Ph: 720-420-7530 Fax: 720-240-0762 6 7 The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate 8 Commission.(CBS3-5-19) (Mandatory 7-19) 9 THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL 11 12 AND TAX OR OTHER COUNSEL BEFORE SIGNING. 13 14 CONTRACT TO BUY AND SELL REAL ESTATE (COMMERCIAL) 16 17 ([CHECK BOX] Property with No Residences) ([OPEN BOX] Property with Residences-Residential Addendum Attached) 18 19 21 Date: 11/23/2021 22 23 AGREEMENT 24 26 1. AGREEMENT. Buyer agrees to buy and Seller agrees to sell the Property described below on the terms and conditions set forth in this contract (Contract). 28 2. PARTIES AND PROPERTY. 31 32 2.1. Buyer. Buyer, Paragon 28 Inc (Buyer) will take title to the Property described below as [OPEN BOX] Joint Tenants [OPEN BOX] Tenants In Common [CHECK BOX] Other in Severalty. 33 34 2.2. No Assignability. This Contract IS NOT assignable by Buyer unless otherwise specified in 36 Additional Provisions. 37 2.3. Seller. ABMAR Grasslands LLC (Seller) is the current owner of the Property described below. 38 2.4. Property. The Property is the following legally described real estate in the County of 39 Douglas, Colorado: 41 LOT 5A COMPARK FILING 2 AMENDMENT 1 7.206 AM/L 42 known as No. 14445 Grasslands Drive, Englewood, CO 80112, 43 together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant 44 thereto, and all interest of Seller in vacated streets and alleys adjacent thereto except as herein excluded 46 (Property). 47 48 49 2.5. Inclusions. The Purchase Price includes the following items (Inclusions): 2.5.1. Inclusions - Attached. If attached to the Property on the date of this Contract, the 51 52 following items are included unless excluded under Exclusions: lighting, heating, plumbing, ventilating and air 53 conditioning units, TV antennas, inside telephone, network and coaxial (cable) wiring and connecting 54 blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems 56 and controls, built-in vacuum systems (including accessories) and garage door openers (including n/a remote 57 controls). If checked, the following are owned by the Seller and included (leased items should be listed under 58 Due Diligence Documents): [CHECK BOX] None [OPEN BOX] Solar Panels [OPEN BOX] Water Softeners [OPEN BOX] Security Systems [OPEN BOX] 59 Satellite Systems (including satellite dishes). If any additional items are attached to the Property after the date 61 of this Contract, such additional items are also included in the Purchase Price. 62 2.5.2. Inclusions - Not Attached. If on the Property, whether attached or not, on the date of 63 this Contract, the following items are included unless excluded under Exclusions: storm windows, storm 64 doors, window and porch shades, awnings, blinds, screens, window coverings and treatments, curtain rods, drapery rods, fireplace inserts, fireplace screens, fireplace grates, heating stoves, storage sheds, carbon 66 monoxide alarms, smoke/fire detectors and all keys. 67 68 69 2.5.3. Personal Property - Conveyance. Any personal property must be conveyed at Closing by CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 1 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

71 Seller free and clear of all taxes (except personal property taxes for the year of Closing), liens and 72 encumbrances, except n/a. 73 Conveyance of all personal property will be by bill of sale or other applicable legal instrument. 74 2.5.4. Other Inclusions. The following items, whether fixtures or personal property, are also 75 76 included in the Purchase Price: n/a77 78 2.5.5. Parking and Storage Facilities. The use or ownership of the following parking facilities: 79 n/a; and the use or ownership of the following storage facilities: 80 n/a. 81 82 Note to Buyer: If exact rights to the parking and storage facilities is a concern to Buyer, Buyer should 83 investigate. 84 2.5.6. Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows: n/a. 85 86 The trade fixtures to be conveyed at Closing will be conveyed by Seller free and clear of all taxes 87 (except personal property taxes for the year of Closing), liens and encumbrances, except n/a. Conveyance will 88 be by bill of sale or other applicable legal instrument. 89 2.6. Exclusions. The following items are excluded (Exclusions): n/a 90 91 92 2.7. Water Rights/Well Rights. 93 94 [OPEN BOX] 2.7.1. Deeded Water Rights. The following legally described water rights: 95 n/a 96 Any deeded water rights will be conveyed by a good and sufficient n/a deed at Closing. 97 98 [OPEN BOX] 2.7.2. Other Rights Relating to Water. The following rights relating to water not included in 99 100 §§ 2.7.1, 2.7.3, and 2.7.4, will be transferred to Buyer at Closing: n/a 101 [OPEN BOX] 2.7.3. Well Rights. Seller agrees to supply required information to Buyer about the well. 102 103 Buyer understands that if the well to be transferred is a "Small Capacity Well" or a "Domestic Exempt Water 104 Well" used for ordinary household purposes, Buyer must, prior to or at Closing, complete a Change in 105 Ownership form for the well. If an existing well has not been registered with the Colorado Division of Water 106 Resources in the Department of Natural Resources (Division), Buyer must complete a registration of existing 107 well form for the well and pay the cost of registration. If no person will be providing a closing service in 108 109 connection with the transaction, Buyer must file the form with the Division within sixty days after Closing. The 110 Well Permit # is n/a. 111 112 [OPEN BOX] 2.7.4. Water Stock Certificates. The water stock certificates to be transferred at Closing are 113 as follows: n/a114 2.7.5. Conveyance. If Buyer is to receive any rights to water pursuant to § 2.7.2 (Other 115 116 Rights Relating to Water), § 2.7.3 (Well Rights), or § 2.7.4 (Water Stock Certificates), Seller agrees to convey 117 such rights to Buyer by executing the applicable legal instrument at Closing. 118 119 120 3. DATES, DEADLINES AND APPLICABILITY. 121 3.1 Dates and Deadlines. 122 123 124 125 126 127 128 129 130 131 132 133 134 135 136 137 138 139 Item No. Reference Event Date or Deadline 1 4.3 Alternative Earnest Money Deadline 5 Days After MEC Title 2 8.1, § 8.4 Record Title Deadline 7 Days After MEC 3 8.2, § 8.4 Record Title Objection Deadline Deleted 4 8.3 Off-Record Title Deadline 7 Days After MEC 5 8.3 Off-Record Title Objection Deadline Deleted 6 8.5 Title Resolution Deadline Deleted 7 8.6 Right of First Refusal Deadline Deleted Owners’ Association 8 7.2 Association Documents Deadline 7 Days After MEC CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 2 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

141 142 143 144 145 146 147 148 149 150 151 152 153 154 155 156 157 158 159 160 161 162 163 164 165 166 167 168 169 170 171 172 173 174 175 176 177 178 179 180 181 182 183 184 185 186 187 188 189 190 191 192 193 194 195 196 197 198 199 200 201 202 203 204 205 206 207 208 209 210 9 7.4 Association Documents Termination Deadline Deleted Seller's Disclosures 10 10.1 Seller's Property Disclosure Deadline 7 Days After MEC 11 10.10 Lead-Based Paint Disclosure Deadline Deleted Loan and Credit 12 5.1 New Loan Application Deadline Deleted 13 5.2 New Loan Termination Deadline Deleted 14 5.3 Buyer's Credit Information Deadline Deleted 15 5.3 Disapproval of Buyer's Credit Information Deadline Deleted 16 5.4 Existing Loan Deadline Deleted 17 5.4 Existing Loan Termination Deadline Deleted 18 5.4 Loan Transfer Approval Deadline Deleted 19 4.7 Seller or Private Financing Deadline Deleted Appraisal 20 6.2 Appraisal Deadline Deleted 21 6.2 Appraisal Objection Deadline Deleted 22 6.2 Appraisal Resolution Deadline Deleted Survey 23 9.1 New ILC or New Survey Deadline 30 Days After MEC 24 9.3 New ILC or New Survey Objection Deadline Deleted 25 9.3 New ILC or New Survey Resolution Deadline Deleted Inspection and Due Diligence 26 10.3 Inspection Objection Deadline Deleted 27 10.3 Inspection Termination Deadline Deleted 28 10.3 Inspection Resolution Deadline Deleted 29 10.5 Property Insurance Termination Deadline Deleted 30 10.6 Due Diligence Documents Delivery Deadline 7 Days After MEC 31 10.6 Due Diligence Documents Objection Deadline Deleted 32 10.6 Due Diligence Documents Resolution Deadline Deleted 33 10.6 Environmental Inspection Termination Deadline Deleted 34 10.6 ADA Evaluation Termination Deadline Deleted 35 10.7 Conditional Sale Deadline Deleted 36 10.10 Lead-Based Paint Termination Deadline Deleted 37 11.1, 11.2 Estoppel Statements Deadline Deleted 38 11.3 Estoppel Statements Termination Deadline Deleted Closing and Possession 39 12.3 Closing Date 12/31/2021 Friday 40 17 Possession Date Upon Delivery of Deed 41 17 Possession Time Upon Delivery of Deed 39 28 Acceptance Deadline Date 11/24/2021 Wednesday 42 28 Acceptance Deadline Time 5:00 PM MDT 43 n/a n/a CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 3 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

211 212 44 n/a n/a 213 214 3.2. Applicability of Terms. Any box checked in this Contract means the corresponding provision 215 applies. If any deadline blank in § 3.1 (Dates and Deadlines) is left blank or completed with the abbreviation 216 "N/A", or the word "Deleted," such deadline is not applicable and the corresponding provision containing the 217 218 deadline is deleted. If no box is checked in a provision that contains a selection of "None", such provision 219 means that "None" applies. 220 221 The abbreviation "MEC" (mutual execution of this Contract) means the date upon which both parties have 222 223 signed this Contract. 224 225 4. PURCHASE PRICE AND TERMS. 226 227 4.1. Price and Terms. The Purchase Price set forth below is payable in U.S. Dollars by Buyer as 228 follows: 229 230 231 232 233 234 235 236 237 238 239 240 241 242 243 244 245 246 247 Item No. Reference Item Amount Amount 1 4.1 Purchase Price $18,300,000.00 2 4.3 Earnest Money $300,000.00 3 4.5 New Loan 4 4.6 Assumption Balance 5 4.7 Private Financing 6 4.7 Seller Financing 7 n/a n/a 8 n/a n/a 9 4.4 Cash at Closing $18,000,000.00 10 TOTAL $18,300,000.00 $18,300,000.00 248 249 250 4.2. Seller Concession. At Closing, Seller will credit to Buyer $ n/a (Seller Concession). The 251 Seller Concession may be used for any Buyer fee, cost, charge or expenditure to the extent the amount is 252 allowed by the Buyer`s lender and is included in the Closing Statement or Closing Disclosure at Closing. 253 254 Examples of allowable items to be paid for by the Seller Concession include, but are not limited to: Buyer`s 255 closing costs, loan discount points, loan origination fees, prepaid items and any other fee, cost, charge, 256 expense or expenditure. Seller Concession is in addition to any sum Seller has agreed to pay or credit Buyer 257 elsewhere in this Contract. 258 259 4.3. Earnest Money. The Earnest Money set forth in this Section, in the form of a check or 260 wire, will be payable to and held by First American Title (Earnest Money Holder), in its trust account, on 261 behalf of both Seller and Buyer. The Earnest Money deposit must be tendered, by Buyer, with this Contract 262 263 unless the parties mutually agree to an Alternative Earnest Money Deadline for its payment. The parties 264 authorize delivery of the Earnest Money deposit to the company conducting the Closing (Closing Company), if 265 any, at or before Closing. In the event Earnest Money Holder has agreed to have interest on Earnest Money 266 deposits transferred to a fund established for the purpose of providing affordable housing to Colorado 267 268 residents, Seller and Buyer acknowledge and agree that any interest accruing on the Earnest Money deposited 269 with the Earnest Money Holder in this transaction will be transferred to such fund. 270 4.3.1. Alternative Earnest Money Deadline. The deadline for delivering the Earnest 271 272 Money, if other than at the time of tender of this Contract, is as set forth as the Alternative Earnest Money 273 Deadline. 274 4.3.2. Return of Earnest Money. If Buyer has a Right to Terminate and timely 275 276 terminates, Buyer is entitled to the return of Earnest Money as provided in this Contract. If this Contract is 277 terminated as set forth in § 25 and, except as provided in § 24 (Earnest Money Dispute), if the Earnest Money 278 has not already been returned following receipt of a Notice to Terminate, Seller agrees to execute and return to 279 280 Buyer or Broker working with Buyer, written mutual instructions (e.g., Earnest Money Release form), within CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 4 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

three days of Seller`s receipt of such form. 281 282 4.4. Form of Funds; Time of Payment; Available Funds. 283 4.4.1. Good Funds. All amounts payable by the parties at Closing, including any loan 284 proceeds, Cash at Closing and closing costs, must be in funds that comply with all applicable Colorado laws, 285 286 including electronic transfer funds, certified check, savings and loan teller`s check and cashier`s check (Good 287 Funds). 288 4.4.2. Time of Payment; Available Funds. All funds, including the Purchase Price to be 289 290 paid by Buyer, must be paid before or at Closing or as otherwise agreed in writing between the parties to allow 291 disbursement by Closing Company at Closing OR SUCH NONPAYING PARTY WILL BE IN DEFAULT. Buyer 292 represents that Buyer, as of the date of this Contract, [CHECK BOX] Does [OPEN BOX] Does Not have funds that are immediately 293 verifiable and available in an amount not less than the amount stated as Cash at Closing in 4.1. 294 295 4.5. New Loan. (Omitted as inapplicable) 296 297 4.6. Assumption. (Omitted as inapplicable) 298 299 300 4.7. Seller or Private Financing. (Omitted as inapplicable) 301 302 303 TRANSACTION PROVISIONS 304 305 306 5. FINANCING CONDITIONS AND OBLIGATIONS. (Omitted as inapplicable) 307 308 309 5.3. Credit Information and Buyer’s New Senior Loan. (Omitted as inapplicable) 310 311 5.4. Existing Loan Review. (Omitted as inapplicable) 312 313 314 6. APPRAISAL PROVISIONS. 315 6.1. Appraisal Definition. An "Appraisal" is an opinion of value prepared by a licensed or certified 316 appraiser, engaged on behalf of Buyer or Buyer`s lender, to determine the Property`s market value (Appraised 317 318 Value). The Appraisal may also set forth certain lender requirements, replacements, removals or repairs 319 necessary on or to the Property as a condition for the Property to be valued at the Appraised Value. 320 6.2. Appraisal Condition. The applicable appraisal provision set forth below applies to the respective 321 322 loan type set forth in § 4.5.3, or if a cash transaction (i.e. no financing), § 6.2.1 applies. 323 6.2.1. Conventional/Other. Buyer has the right to obtain an Appraisal. If the Appraised Value 324 is less than the Purchase Price, or if the Appraisal is not received by Buyer on or before Appraisal Deadline 325 Buyer may, on or before Appraisal Objection Deadline: 326 327 6.2.1.1. Notice to Terminate. Notify Seller in writing, pursuant to § 25.1, that this 328 Contract is terminated; or 329 6.2.1.2. Appraisal Objection. Deliver to Seller a written objection accompanied by 330 331 either a copy of the Appraisal or written notice from lender that confirms the Appraised Value is less than the 332 Purchase Price (Lender Verification). 333 6.2.1.3. Appraisal Resolution. If an Appraisal Objection is received by Seller, on or 334 335 before Appraisal Objection Deadline and if Buyer and Seller have not agreed in writing to a settlement 336 thereof on or before Appraisal Resolution Deadline, this Contract will terminate on the Appraisal Resolution 337 Deadline, unless Seller receives Buyer`s written withdrawal of the Appraisal Objection before such termination, 338 i.e., on or before expiration of Appraisal Resolution Deadline. 339 340 6.3. Lender Property Requirements. If the lender imposes any written requirements, replacements, 341 removals or repairs, including any specified in the Appraisal (Lender Requirements) to be made to the Property 342 (e.g., roof repair, repainting), beyond those matters already agreed to by Seller in this Contract, this Contract 343 344 terminates on the earlier of three days following Seller’s receipt of the Lender Requirements, or Closing, unless 345 prior to termination: (1) the parties enter into a written agreement to satisfy the Lender Requirements; (2) the 346 Lender Requirements have been completed; or (3) the satisfaction of the Lender Requirements is waived in 347 348 writing by Buyer. 349 350 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 5 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

351 6.4. Cost of Appraisal. Cost of the Appraisal to be obtained after the date of this Contract must be 352 timely paid by [CHECK BOX] Buyer [OPEN BOX] Seller. The cost of the Appraisal may include any and all fees paid to the appraiser, 353 appraisal management company, lender’s agent or all three. 354 355 356 7. OWNERS` ASSOCIATION. This Section is applicable if the Property is located within a Common 357 Interest Community and subject to the declaration (Association). 358 7.1. Common Interest Community Disclosure. THE PROPERTY IS LOCATED WITHIN A 359 360 COMMON INTEREST COMMUNITY AND IS SUBJECT TO THE DECLARATION FOR THE COMMUNITY. 361 THE OWNER OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNERS` 362 ASSOCIATION FOR THE COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND 363 REGULATIONS OF THE ASSOCIATION. THE DECLARATION, BYLAWS AND RULES AND REGULATIONS 364 365 WILL IMPOSE FINANCIAL OBLIGATIONS UPON THE OWNER OF THE PROPERTY, INCLUDING AN 366 OBLIGATION TO PAY ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE 367 ASSESSMENTS, THE ASSOCIATION COULD PLACE A LIEN ON THE PROPERTY AND POSSIBLY SELL 368 369 IT TO PAY THE DEBT. THE DECLARATION, BYLAWS AND RULES AND REGULATIONS OF THE 370 COMMUNITY MAY PROHIBIT THE OWNER FROM MAKING CHANGES TO THE PROPERTY WITHOUT AN 371 ARCHITECTURAL REVIEW BY THE ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND 372 373 THE APPROVAL OF THE ASSOCIATION. PURCHASERS OF PROPERTY WITHIN THE COMMON 374 INTEREST COMMUNITY SHOULD INVESTIGATE THE FINANCIAL OBLIGATIONS OF MEMBERS OF THE 375 ASSOCIATION. PURCHASERS SHOULD CAREFULLY READ THE DECLARATION FOR THE COMMUNITY 376 AND THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION. 377 378 7.2. Association Documents to Buyer. Seller is obligated to provide to Buyer the Association 379 Documents (defined below), at Seller`s expense, on or before Association Documents Deadline. Seller 380 authorizes the Association to provide the Association Documents to Buyer, at Seller`s expense. Seller`s 381 382 obligation to provide the Association Documents is fulfilled upon Buyer`s receipt of the Association Documents, 383 regardless of who provides such documents. 384 7.3. Association Documents. Association documents (Association Documents) consist of the 385 386 following: 387 7.3.1. All Association declarations, articles of incorporation, bylaws, articles of 388 organization, operating agreements, rules and regulations, party wall agreements and the Association`s 389 responsible governance policies adopted under § 38-33.3-209.5, C.R.S.; 390 391 7.3.2. Minutes of: (1) the annual owners` or members` meeting and (2) any executive 392 boards` or managers` meetings; such minutes include those provided under the most current annual disclosure 393 required under § 38-33.3-209.4, C.R.S. (Annual Disclosure) and minutes of meetings, if any, subsequent to the 394 395 minutes disclosed in the Annual Disclosure. If none of the preceding minutes exist, then the most recent 396 minutes, if any (§§ 7.3.1 and 7.3.2, collectively, Governing Documents); and 397 398 7.3.3. List of all Association insurance policies as provided in the Association`s last Annual 399 Disclosure, including, but not limited to, property, general liability, association director and officer professional 400 liability and fidelity policies. The list must include the company names, policy limits, policy deductibles, 401 additional named insureds and expiration dates of the policies listed (Association Insurance Documents); 402 7.3.4. A list by unit type of the Association`s assessments, including both regular and 403 404 special assessments as disclosed in the Association`s last Annual Disclosure; 405 7.3.5. The Association`s most recent financial documents which consist of: (1) the 406 Association`s operating budget for the current fiscal year, (2) the Association`s most recent annual financial 407 408 statements, including any amounts held in reserve for the fiscal year immediately preceding the Association`s 409 last Annual Disclosure, (3) the results of the Association`s most recent available financial audit or review, (4) 410 411 list of the fees and charges (regardless of name of title of such fees or charges) that the Association`s 412 community association manager or Association will charge in connection with the Closing including, but not 413 limited to, any fee incident to the issuance of the Association`s statement of assessments (Status Letter), any 414 rush or update fee charged for the Status Letter, any record change fee or ownership record transfer fees 415 (Record Change Fee), fees to access documents, (5) list of all assessments required to be paid in advance, 416 417 reserves or working capital due at Closing and (6) reserve study, if any (§§ 7.3.4 and 7.3.5, collectively, 418 Financial Documents); 419 420 CBS3-5-19. 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421 7.3.6. Any written notice from the Association to Seller of a "construction defect action" 422 under § 38-33.3-303.5, C.R.S. within the past six months and the result of whether the Association approved or 423 disapproved such action (Construction Defect Documents). Nothing in this Section limits the Seller`s obligation 424 to disclose adverse material facts as required under § 10.2 (Disclosure of Adverse Material Facts; Subsequent 425 426 Disclosure; Present Condition) including any problems or defects in the common elements or limited common 427 elements of the Association property. 428 7.4. Conditional on Buyer`s Review. Buyer has the right to review the Association Documents. 429 430 Buyer has the Right to Terminate under § 25.1, on or before Association Documents Termination Deadline, 431 based on any unsatisfactory provision in any of the Association Documents, in Buyer`s sole subjective 432 discretion. Should Buyer receive the Association Documents after Association Documents Deadline, Buyer, 433 434 at Buyer`s option, has the Right to Terminate under § 25.1 by Buyer`s Notice to Terminate received by Seller 435 on or before ten days after Buyer`s receipt of the Association Documents. If Buyer does not receive the 436 Association Documents, or if Buyer`s Notice to Terminate would otherwise be required to be received by Seller 437 after Closing Date, Buyer`s Notice to Terminate must be received by Seller on or before Closing. If Seller does 438 439 not receive Buyer`s Notice to Terminate within such time, Buyer accepts the provisions of the Association 440 Documents as satisfactory and Buyer waives any Right to Terminate under this provision, notwithstanding the 441 provisions of § 8.6 (Right of First Refusal or Contract Approval). 442 443 444 8. TITLE INSURANCE, RECORD TITLE AND OFF-RECORD TITLE. 445 8.1. Evidence of Record Title. 446 447 [CHECK BOX] 8.1.1. Seller Selects Title Insurance Company. If this box is checked, Seller will select the 448 title insurance company to furnish the owner’s title insurance policy at Seller’s expense. On or before Record 449 Title Deadline, Seller must furnish to Buyer, a current commitment for an owner’s title insurance policy (Title 450 451 Commitment), in an amount equal to the Purchase Price, or if this box is checked, an Abstract of Title 452 certified to a current date. Seller will cause the title insurance policy to be issued and delivered to Buyer as 453 soon as practicable at or after Closing. 454 455 [OPEN BOX] 8.1.2. Buyer Selects Title Insurance Company. If this box is checked, Buyer will select the 456 title insurance company to furnish the owner`s title insurance policy at Buyer`s expense. On or before Record 457 458 Title Deadline, Buyer must furnish to Seller, a current commitment for owner`s title insurance policy (Title 459 Commitment), in an amount equal to the Purchase Price. 460 If neither box in § 8.1.1 or § 8.1.2 is checked, § 8.1.1 applies. 461 8.1.3. Owner`s Extended Coverage (OEC). The Title Commitment [CHECK BOX] Will [OPEN BOX] Will Not 462 contain Owner`s Extended Coverage (OEC). If the Title Commitment is to contain OEC, it will commit to delete 463 464 or insure over the standard exceptions which relate to: (1) parties in possession, (2) unrecorded easements, 465 (3) survey matters, (4) unrecorded mechanics` liens, (5) gap period (period between the effective date and time 466 467 of commitment to the date and time the deed is recorded) and (6) unpaid taxes, assessments and unredeemed 468 tax sales prior to the year of Closing. Any additional premium expense to obtain OEC will be paid by [OPEN BOX] Buyer 469 [CHECK BOX] Seller [OPEN BOX] One-Half by Buyer and One-Half by Seller [OPEN BOX] Other n/a. 470 471 Regardless of whether the Contract requires OEC, the Title Insurance Commitment may not provide OEC or 472 delete or insure over any or all of the standard exceptions for OEC. The Title Insurance Company may require 473 a New Survey or New ILC, defined below, among other requirements for OEC. If the Title Insurance 474 Commitment is not satisfactory to Buyer, Buyer has a right to object under § 8.5 (Right to Object to Title, 475 Resolution). 476 477 8.1.4. Title Documents. Title Documents consist of the following: (1) copies of any plats, 478 declarations, covenants, conditions and restrictions burdening the Property and (2) copies of any other 479 documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions) in 480 481 the Title Commitment furnished to Buyer (collectively, Title Documents). 482 8.1.5. Copies of Title Documents. Buyer must receive, on or before Record Title Deadline, 483 484 copies of all Title Documents. This requirement pertains only to documents as shown of record in the office of 485 the clerk and recorder in the county where the Property is located. The cost of furnishing copies of the 486 documents required in this Section will be at the expense of the party or parties obligated to pay for the 487 owner`s title insurance policy. 488 8.1.6. Existing Abstracts of Title. Seller must deliver to Buyer copies of any abstracts of title 489 490 CBS3-5-19. 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491 covering all or any portion of the Property (Abstract of Title) in Seller`s possession on or before Record Title 492 Deadline. 493 8.2. Record Title. Buyer has the right to review and object to the Abstract of Title or Title 494 Commitment and any of the Title Documents as set forth in § 8.5 (Right to Object to Title, Resolution) on or 495 496 before Record Title Objection Deadline. Buyer`s objection may be based on any unsatisfactory form or 497 content of Title Commitment or Abstract of Title, notwithstanding § 13, or any other unsatisfactory title 498 condition, in Buyer`s sole subjective discretion. If the Abstract of Title, Title Commitment or Title Documents are 499 500 not received by Buyer on or before the Record Title Deadline, or if there is an endorsement to the Title 501 Commitment that adds a new Exception to title, a copy of the new Exception to title and the modified Title 502 Commitment will be delivered to Buyer. Buyer has until the earlier of Closing or ten days after receipt of such 503 504 documents by Buyer to review and object to: (1) any required Title Document not timely received by Buyer, (2) 505 any change to the Abstract of Title, Title Commitment or Title Documents, or (3) any endorsement to the Title 506 Commitment. If Seller receives Buyer`s Notice to Terminate or Notice of Title Objection, pursuant to this § 8.2 507 (Record Title), any title objection by Buyer is governed by the provisions set forth in § 8.5 (Right to Object to 508 509 Title, Resolution). If Seller has fulfilled all Seller`s obligations, if any, to deliver to Buyer all documents required 510 by § 8.1 (Evidence of Record Title) and Seller does not receive Buyer`s Notice to Terminate or Notice of Title 511 Objection by the applicable deadline specified above, Buyer accepts the condition of title as disclosed by the 512 513 Abstract of Title, Title Commitment and Title Documents as satisfactory. 514 8.3. Off-Record Title. Seller must deliver to Buyer, on or before Off-Record Title Deadline, true 515 516 copies of all existing surveys in Seller`s possession pertaining to the Property and must disclose to Buyer all 517 easements, liens (including, without limitation, governmental improvements approved, but not yet installed) or 518 other title matters (including, without limitation, rights of first refusal and options) not shown by public records, 519 of which Seller has actual knowledge (Off-Record Matters). This Section excludes any New ILC or New 520 Survey governed under § 9 (New ILC, New Survey). Buyer has the right to inspect the Property to investigate 521 522 if any third party has any right in the Property not shown by public records (e.g., unrecorded easement, 523 boundary line discrepancy or water rights). Buyer`s Notice to Terminate or Notice of Title Objection of any 524 unsatisfactory condition (whether disclosed by Seller or revealed by such inspection, notwithstanding § 8.2 525 526 (Record Title) and § 13 (Transfer of Title)), in Buyer`s sole subjective discretion, must be received by Seller on 527 or before Off-Record Title Objection Deadline. If an Off-Record Matter is received by Buyer after the 528 Off-Record Title Deadline, Buyer has until the earlier of Closing or ten days after receipt by Buyer to review 529 and object to such Off-Record Matter. If Seller receives Buyer`s Notice to Terminate or Notice of Title Objection 530 531 pursuant to this § 8.3 (Off-Record Title), any title objection by Buyer is governed by the provisions set forth in § 532 8.5 (Right to Object to Title, Resolution). If Seller does not receive Buyer`s Notice to Terminate or Notice of 533 Title Objection by the applicable deadline specified above, Buyer accepts title subject to such Off-Record 534 535 Matters and rights, if any, of third parties not shown by public records of which Buyer has actual knowledge. 536 8.4. Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL 537 OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES 538 539 ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS 540 MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF 541 SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO 542 DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS 543 544 SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY 545 CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE 546 PROPERTY AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY 547 548 COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR. 549 A tax certificate from the respective county treasurer listing any special taxing districts that effect the 550 551 Property (Tax Certificate) must be delivered to Buyer on or before Record Title Deadline. If the Property is 552 located within a special taxing district and such inclusion is unsatisfactory to Buyer, in Buyer`s sole subjective 553 discretion, Buyer may object, on or before Record Title Objection Deadline. If the Tax Certificate shows that 554 the Property is included in a special taxing district and is received by Buyer after the Record Title Deadline,555 Buyer has until the earlier of Closing or ten days after receipt by Buyer to review and object to the Property`s 556 557 inclusion in a special taxing district as unsatisfactory to Buyer. 558 8.5. Right to Object to Title, Resolution. Buyer`s right to object, in Buyer`s sole subjective 559 560 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 8 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

561 discretion, to any title matters includes those matters set forth in § 8.2 (Record Title), § 8.3 (Off-Record Title), § 562 8.4 (Special Taxing District) and § 13 (Transfer of Title). If Buyer objects to any title matter, on or before the 563 applicable deadline, Buyer has the following options: 564 8.5.1. Title Objection, Resolution. If Seller receives Buyer`s written notice objecting to any 565 566 title matter (Notice of Title Objection) on or before the applicable deadline and if Buyer and Seller have not 567 agreed to a written settlement thereof on or before Title Resolution Deadline, this Contract will terminate on 568 the expiration of Title Resolution Deadline, unless Seller receives Buyer`s written withdrawal of Buyer`s 569 570 Notice of Title Objection (i.e., Buyer`s written notice to waive objection to such items and waives the Right to 571 Terminate for that reason), on or before expiration of Title Resolution Deadline. If either the Record Title 572 Deadline or the Off-Record Title Deadline, or both, are extended pursuant to § 8.2 (Record Title), § 8.3 573 574 (Off-Record Title) or § 8.4 (Special Taxing Districts), the Title Resolution Deadline also will be automatically 575 extended to the earlier of Closing or fifteen days after Buyer`s receipt of the applicable documents; or 576 8.5.2. Title Objection, Right to Terminate. Buyer may exercise the Right to Terminate under 577 § 25.1, on or before the applicable deadline, based on any title matter unsatisfactory to Buyer, in Buyer`s sole 578 579 subjective discretion. 580 8.6. Right of First Refusal or Contract Approval. If there is a right of first refusal on the Property 581 or a right to approve this Contract, Seller must promptly submit this Contract according to the terms and 582 583 conditions of such right. If the holder of the right of first refusal exercises such right or the holder of a right to 584 approve disapproves this Contract, this Contract will terminate. If the right of first refusal is waived explicitly or 585 586 expires, or the Contract is approved, this Contract will remain in full force and effect. Seller must promptly 587 notify Buyer in writing of the foregoing. If expiration or waiver of the right of first refusal or approval of this 588 Contract has not occurred on or before Right of First Refusal Deadline, this Contract will then terminate. 589 8.7. Title Advisory. The Title Documents affect the title, ownership and use of the Property and 590 should be reviewed carefully. Additionally, other matters not reflected in the Title Documents may affect the 591 592 title, ownership and use of the Property, including, without limitation, boundary lines and encroachments, 593 set-back requirements, area, zoning, building code violations, unrecorded easements and claims of 594 easements, leases and other unrecorded agreements, water on or under the Property, and various laws and 595 596 governmental regulations concerning land use, development and environmental matters. 597 8.7.1. OIL, GAS, WATER AND MINERAL DISCLOSURE. THE SURFACE ESTATE OF THE 598 PROPERTY MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE AND 599 TRANSFER OF THE SURFACE ESTATE MAY NOT NECESSARILY INCLUDE TRANSFER OF THE 600 601 MINERAL ESTATE OR WATER RIGHTS. THIRD PARTIES MAY OWN OR LEASE INTERESTS IN OIL, GAS, 602 OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE SURFACE OF THE 603 PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE SURFACE OF THE 604 605 PROPERTY TO ACCESS THE MINERAL ESTATE, OIL, GAS OR WATER. 606 8.7.2. SURFACE USE AGREEMENT. THE USE OF THE SURFACE ESTATE OF THE 607 608 PROPERTY TO ACCESS THE OIL, GAS OR MINERALS MAY BE GOVERNED BY A SURFACE USE 609 AGREEMENT, A MEMORANDUM OR OTHER NOTICE OF WHICH MAY BE RECORDED WITH THE 610 COUNTY CLERK AND RECORDER. 611 8.7.3. OIL AND GAS ACTIVITY. OIL AND GAS ACTIVITY THAT MAY OCCUR ON OR 612 ADJACENT TO THE PROPERTY MAY INCLUDE, BUT IS NOT LIMITED TO, SURVEYING, DRILLING, 613 614 WELL COMPLETION OPERATIONS, STORAGE, OIL AND GAS, OR PRODUCTION FACILITIES, 615 PRODUCING WELLS, REWORKING OF CURRENT WELLS AND GAS GATHERING AND PROCESSING 616 FACILITIES. 617 618 8.7.4. ADDITIONAL INFORMATION. BUYER IS ENCOURAGED TO SEEK ADDITIONAL 619 INFORMATION REGARDING OIL AND GAS ACTIVITY ON OR ADJACENT TO THE PROPERTY, 620 INCLUDING DRILLING PERMIT APPLICATIONS. THIS INFORMATION MAY BE AVAILABLE FROM THE 621 622 COLORADO OIL AND GAS CONSERVATION COMMISSION. 623 8.7.5. Title Insurance Exclusions. Matters set forth in this Section and others, may be 624 excepted, excluded from, or not covered by the owner`s title insurance policy. 625 8.8. Consult an Attorney. Buyer is advised to timely consult legal counsel with respect to all such 626 627 matters as there are strict time limits provided in this Contract (e.g., Record Title Objection Deadline and 628 Off-Record Title Objection Deadline). 629 630 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 9 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

631 632 9. NEW ILC, NEW SURVEY. 633 634 9.1. New ILC or New Survey. If the box is checked, a: 1) [OPEN BOX] New Improvement Location Certificate 635 (New ILC); or, 2) [CHECK BOX] New Survey in the form of ALTA Survey; is required and the following will apply: 636 9.1.1. Ordering of New ILC or New Survey. [OPEN BOX] Seller [CHECK BOX] Buyer will order the New ILC or New 637 Survey. The New ILC or New Survey may also be a previous ILC or survey that is in the above-required form, 638 639 certified and updated as of a date after the date of this Contract. 640 9.1.2. Payment for New ILC or New Survey. The cost of the New ILC or New Survey will be 641 paid, on or before Closing, by: [OPEN BOX] Seller [CHECK BOX] Buyer or: n/a 642 643 9.1.3. Delivery of New ILC or New Survey. Buyer, Seller, the issuer of the Title Commitment (or 644 the provider of the opinion of title if an Abstract of Title) and Buyer`s Broker will receive a New ILC or New 645 Survey on or before New ILC or New Survey Deadline. 646 647 9.1.4. Certification of New ILC or New Survey. The New ILC or New Survey will be certified by 648 the surveyor to all those who are to receive the New ILC or New Survey. 649 9.2. Buyer`s Right to Waive or Change New ILC or New Survey Selection. Buyer may select a 650 651 New ILC or New Survey different than initially specified in this Contract if there is no additional cost to Seller or 652 change to the New ILC or New Survey Objection Deadline. Buyer may, in Buyer`s sole subjective discretion, 653 waive a New ILC or New Survey if done prior to Seller incurring any cost for the same. 654 655 9.3. New ILC or New Survey Objection. Buyer has the right to review and object to the New ILC or 656 New Survey. If the New ILC or New Survey is not timely received by Buyer or is unsatisfactory to Buyer, in 657 Buyer`s sole subjective discretion, Buyer may, on or before New ILC or New Survey Objection Deadline, 658 notwithstanding § 8.3 or § 13: 659 660 9.3.1. Notice to Terminate. Notify Seller in writing, pursuant to § 25.1, that this Contract is 661 terminated; or 662 9.3.2. New ILC or New Survey Objection. Deliver to Seller a written description of any matter that 663 664 was to be shown or is shown in the New ILC or New Survey that is unsatisfactory and that Buyer requires 665 Seller to correct. 666 9.3.3. New ILC or New Survey Resolution. If a New ILC or New Survey Objection is received 667 by Seller, on or before New ILC or New Survey Objection Deadline and if Buyer and Seller have not agreed 668 669 in writing to a settlement thereof on or before New ILC or New Survey Resolution Deadline, this Contract will 670 terminate on expiration of the New ILC or New Survey Resolution Deadline, unless Seller receives Buyer`s 671 written withdrawal of the New ILC or New Survey Objection before such termination, i.e., on or before 672 673 expiration of New ILC or New Survey Resolution Deadline. 674 675 DISCLOSURE, INSPECTION AND DUE DILIGENCE 676 677 678 10. PROPERTY DISCLOSURE, INSPECTION, INDEMNITY, INSURABILITY, DUE DILIGENCE, AND 679 SOURCE OF WATER. 680 681 10.1. Seller`s Property Disclosure. On or before Seller`s Property Disclosure Deadline, Seller 682 agrees to deliver to Buyer the most current version of the applicable Colorado Real Estate Commission`s 683 Seller`s Property Disclosure form completed by Seller to Seller`s actual knowledge and current as of the date 684 685 of this Contract. 686 10.2. Disclosure of Adverse Material Facts; Subsequent Disclosure; Present Condition. Seller 687 must disclose to Buyer any adverse material facts actually known by Seller as of the date of this Contract. 688 Seller agrees that disclosure of adverse material facts will be in writing. In the event Seller discovers an 689 690 adverse material fact after the date of this Contract, Seller must timely disclose such adverse fact to Buyer. 691 Buyer has the Right to Terminate based on the Seller`s new disclosure on the earlier of Closing or five days 692 after Buyer`s receipt of the new disclosure. Except as otherwise provided in this Contract, Buyer acknowledges 693 694 that Seller is conveying the Property to Buyer in an "As Is" condition, "Where Is" and "With All Faults." 695 10.3. Inspection. Unless otherwise provided in this Contract, Buyer, acting in good faith, has the right 696 to have inspections (by one or more third parties, personally or both) of the Property and Inclusions 697 698 (Inspection), at Buyer`s expense. If (1) the physical condition of the Property, including, but not limited to, the 699 roof, walls, structural integrity of the Property, the electrical, plumbing, HVAC and other mechanical systems of 700 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 10 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

701 the Property, (2) the physical condition of the Inclusions, (3) service to the Property (including utilities and 702 communication services), systems and components of the Property (e.g., heating and plumbing), (4) any 703 proposed or existing transportation project, road, street or highway, or (5) any other activity, odor or noise 704 (whether on or off the Property) and its effect or expected effect on the Property or its occupants is 705 706 unsatisfactory, in Buyer`s sole subjective discretion, Buyer may: 707 10.3.1. Inspection Objection. On or before the Inspection Objection Deadline, deliver to 708 Seller a written description of any unsatisfactory condition that Buyer requires Seller to correct; or 709 710 10.3.2. Terminate. On or before the Inspection Termination Deadline, notify Seller in writing, 711 pursuant to § 25.1, that this Contract is terminated due to any unsatisfactory condition. Inspection 712 713 Termination Deadline will be on the earlier of Inspection Resolution Deadline or the date specified in § 714 3.1 for Inspection Termination Deadline. 715 10.3.3. Inspection Resolution. If an Inspection Objection is received by Seller, on or before 716 Inspection Objection Deadline and if Buyer and Seller have not agreed in writing to a settlement thereof on 717 or before Inspection Resolution Deadline, this Contract will terminate on Inspection Resolution Deadline 718 719 unless Seller receives Buyer`s written withdrawal of the Inspection Objection before such termination, i.e., on 720 or before expiration of Inspection Resolution Deadline. 721 722 10.4. Damage, Liens and Indemnity. Buyer, except as otherwise provided in this Contract or other 723 written agreement between the parties, is responsible for payment for all inspections, tests, surveys, 724 engineering reports, or other reports performed at Buyer`s request (Work) and must pay for any damage that 725 occurs to the Property and Inclusions as a result of such Work. Buyer must not permit claims or liens of any 726 kind against the Property for Work performed on the Property. Buyer agrees to indemnify, protect and hold 727 728 Seller harmless from and against any liability, damage, cost or expense incurred by Seller and caused by any 729 such Work, claim, or lien. This indemnity includes Seller`s right to recover all costs and expenses incurred by 730 Seller to defend against any such liability, damage, cost or expense, or to enforce this Section, including 731 732 Seller`s reasonable attorney fees, legal fees and expenses. The provisions of this Section survive the 733 termination of this Contract. This § 10.4 does not apply to items performed pursuant to an Inspection 734 Resolution. 735 736 10.5. Insurability. Buyer has the right to review and object to the availability, terms and conditions of 737 and premium for property insurance (Property Insurance). Buyer has the Right to Terminate under § 25.1, on or 738 before Property Insurance Termination Deadline, based on any unsatisfactory provision of the Property 739 Insurance, in Buyer`s sole subjective discretion. 740 741 10.6. Due Diligence. 742 10.6.1. Due Diligence Documents. If the respective box is checked, Seller agrees to deliver 743 copies of the following documents and information pertaining to the Property (Due Diligence Documents) to 744 745 Buyer on or before Due Diligence Documents Delivery Deadline: 746 [OPEN BOX] 10.6.1.1. All contracts relating to the operation, maintenance and management of the 747 748 Property; 749 [OPEN BOX] 10.6.1.2. Property tax bills for the last 3 years; 750 [OPEN BOX] 10.6.1.3. As-built construction plans to the Property and the tenant improvements, 751 752 including architectural, electrical, mechanical, and structural systems, engineering reports, and permanent 753 Certificates of Occupancy, to the extent now available; 754 [OPEN BOX] 10.6.1.4. A list of all Inclusions to be conveyed to Buyer; 755 756 [OPEN BOX] 10.6.1.5. Operating statements for the past 3 years; 757 [OPEN BOX] 10.6.1.6. A rent roll accurate and correct to the date of this Contract; 758 759 [OPEN BOX] 10.6.1.7. All current leases, including any amendments or other occupancy 760 agreements, pertaining to the Property. Those leases or other occupancy agreements pertaining to the 761 Property that survive Closing are as follows (Leases): n/a 762 763 [OPEN BOX] 10.6.1.8. A schedule of any tenant improvement work Seller is obligated to complete 764 but has not yet been completed and capital improvement work either scheduled or in process on the date of 765 766 this Contract; 767 [OPEN BOX] 10.6.1.9. All insurance policies pertaining to the Property and copies of any claims 768 769 which have been made for the past 3 years; 770 [OPEN BOX] 10.6.1.10. Soils reports, surveys and engineering reports or data pertaining to the CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 11 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

771 Property (if not delivered earlier under § 8.3); 772 [OPEN BOX] 10.6.1.11. Any and all existing documentation and reports regarding Phase I and II 773 774 environmental reports, letters, test results, advisories and similar documents respective to the existence or 775 nonexistence of asbestos, PCB transformers, or other toxic, hazardous or contaminated substances, and/or 776 underground storage tanks and/or radon gas. If no reports are in Seller’s possession or known to Seller, Seller 777 warrants that no such reports are in Seller’s possession or known to Seller; 778 779 [OPEN BOX] 10.6.1.12. Any Americans with Disabilities Act reports, studies or surveys concerning 780 the compliance of the Property with said Act; 781 782 [OPEN BOX] 10.6.1.13. All permits, licenses and other building or use authorizations issued by any 783 governmental authority with jurisdiction over the Property and written notice of any violation of any such 784 785 permits, licenses or use authorizations, if any; and [CHECK BOX] 10.6.1.14. Other documents and information: 786 787 Seller, pursuant to Section VI of the Addendum, shall deliver to Buyer all those items 788 described in Section VI of the Addendum 789 790 791 10.6.2. Due Diligence Documents Review and Objection. Buyer has the right to review and 792 object to Due Diligence Documents. If the Due Diligence Documents are not supplied to Buyer or are 793 unsatisfactory, in Buyer`s sole subjective discretion, Buyer may, on or before Due Diligence Documents 794 795 Objection Deadline: 796 10.6.2.1. Notice to Terminate. Notify Seller in writing, pursuant to § 25.1, that this 797 798 Contract is terminated; or 799 10.6.2.2. Due Diligence Documents Objection. Deliver to Seller a written description 800 of any unsatisfactory Due Diligence Documents that Buyer requires Seller to correct. 801 10.6.2.3. Due Diligence Documents Resolution. If a Due Diligence Documents 802 803 Objection is received by Seller, on or before Due Diligence Documents Objection Deadline and if Buyer and 804 Seller have not agreed in writing to a settlement thereof on or before Due Diligence Documents Resolution 805 Deadline, this Contract will terminate on Due Diligence Documents Resolution Deadline unless Seller 806 receives Buyer`s written withdrawal of the Due Diligence Documents Objection before such termination, i.e., on 807 808 or before expiration of Due Diligence Documents Resolution Deadline. 809 10.6.3. Zoning. Buyer has the Right to Terminate under § 25.1, on or before Due Diligence 810 Documents Objection Deadline, based on any unsatisfactory zoning and any use restrictions imposed by any 811 812 governmental agency with jurisdiction over the Property, in Buyer`s sole subjective discretion. 813 10.6.4. Due Diligence – Environmental, ADA. Buyer has the right to obtain environmental 814 inspections of the Property including Phase I and Phase II Environmental Site Assessments, as applicable. [OPEN BOX] 815 816 Seller [CHECK BOX] Buyer will order or provide [CHECK BOX] Phase I Environmental Site Assessment, [OPEN BOX] Phase II 817 Environmental Site Assessment (compliant with most current version of the applicable ASTM E1527 818 819 standard practices for Environmental Site Assessments) and/or [OPEN BOX] n/a, at the expense [OPEN BOX] of Seller [CHECK BOX] Buyer 820 (Environmental Inspection). In addition, Buyer, at Buyer’s expense, may also conduct an evaluation whether 821 the Property complies with the Americans with Disabilities Act (ADA Evaluation). All such inspections and 822 evaluations must be conducted at such times as are mutually agreeable to minimize the interruption of Seller’s 823 and any Seller’s tenants’ business uses of the Property, if any. 824 825 If Buyer’s Phase I Environmental Site Assessment recommends a Phase II Environmental Site 826 Assessment, the Environmental Inspection Termination Deadline will be extended by 45 days (Extended 827 Environmental Inspection Objection Deadline) and if such Extended Environmental Inspection Objection 828 829 Deadline extends beyond the Closing Date, the Closing Date will be extended a like period of time. In such 830 event, [OPEN BOX] Seller [CHECK BOX] Buyer must pay the cost for such Phase II Environmental Site Assessment. 831 832 Notwithstanding Buyer`s right to obtain additional environmental inspections of the Property in this § 833 10.6.4, Buyer has the Right to Terminate under § 25.1, on or before Environmental Inspection Termination 834 Deadline, or if applicable, the Extended Environmental Inspection Objection Deadline, based on any 835 unsatisfactory results of Environmental Inspection, in Buyer`s sole subjective discretion. 836 837 Buyer has the Right to Terminate under § 25.1, on or before ADA Evaluation Termination Deadline, 838 based on any unsatisfactory ADA Evaluation, in Buyer`s sole subjective discretion. 839 10.7. Conditional Upon Sale of Property. This Contract is conditional upon the sale and closing of 840 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 12 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

841 that certain property owned by Buyer and commonly known as n/a. Buyer has the Right to Terminate under § 842 25.1 effective upon Seller's receipt of Buyer’s Notice to Terminate on or before Conditional Sale Deadline if 843 such property is not sold and closed by such deadline. This Section is for the sole benefit of Buyer. If Seller 844 845 does not receive Buyer’s Notice to Terminate on or before Conditional Sale Deadline, Buyer waives any Right 846 to Terminate under this provision. 847 10.8. Source of Potable Water (Residential Land and Residential Improvements Only). 848 [Intentionally Deleted] 849 850 10.9. Existing Leases; Modification of Existing Leases; New Leases. Seller states that none of 851 the Leases to be assigned to the Buyer at the time of Closing contain any rent concessions, rent reductions or 852 rent abatements except as disclosed in the Lease or other writing received by Buyer. Seller will not amend, 853 854 alter, modify, extend or cancel any of the Leases nor will Seller enter into any new leases affecting the Property 855 without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed. 856 857 858 11.1. Estoppel Statements Conditions. Buyer has the right to review and object to any Estoppel 859 Statements. Seller must request from all tenants of the Property and if received by Seller, deliver to Buyer on 860 or before Estoppel Statements Deadline, statements in a form and substance reasonably acceptable to 861 Buyer, from each occupant or tenant at the Property (Estoppel Statement) attached to a copy of the Lease 862 863 stating: 864 11.1.1. The commencement date of the Lease and scheduled termination date of the Lease; 865 11.1.2. That said Lease is in full force and effect and that there have been no subsequent 866 867 modifications or amendments; 868 11.1.3. The amount of any advance rentals paid, rent concessions given, and deposits paid to 869 Seller; 870 871 11.1.4. The amount of monthly (or other applicable period) rental paid to Seller; 872 11.1.5. That there is no default under the terms of said Lease by landlord or occupant; and 873 11.1.6. That the Lease to which the Estoppel Statement is attached is a true, correct and 874 complete copy of the Lease demising the premises it describes. 875 876 11.2. Seller Estoppel Statements. In the event Seller does not receive from all tenants of the 877 Property a completed signed Estoppel Statement, Seller agrees to complete and execute an Estoppel 878 Statement setting forth the information and documents required §11.1 above and deliver the same to Buyer on 879 880 or before Estoppel Statements Deadline. 881 11.3. Estoppel Statements Termination. Buyer has the Right to Terminate under § 25.1, on or 882 before Estoppel Statements Termination Deadline, based on any unsatisfactory Estoppel Statement, in 883 884 Buyer`s sole subjective discretion, or if Seller fails to deliver the Estoppel Statements on or before Estoppel 885 Statements Deadline. Buyer also has the unilateral right to waive any unsatisfactory Estoppel Statement. 886 887 CLOSING PROVISIONS 888 889 890 12. CLOSING DOCUMENTS, INSTRUCTIONS AND CLOSING. 891 892 12.1. Closing Documents and Closing Information. Seller and Buyer will cooperate with the Closing 893 Company to enable the Closing Company to prepare and deliver documents required for Closing to Buyer and 894 Seller and their designees. If Buyer is obtaining a loan to purchase the Property, Buyer acknowledges Buyer`s 895 896 lender is required to provide the Closing Company, in a timely manner, all required loan documents and 897 financial information concerning Buyer`s loan. Buyer and Seller will furnish any additional information and 898 documents required by Closing Company that will be necessary to complete this transaction. Buyer and Seller 899 will sign and complete all customary or reasonably-required documents at or before Closing. 900 901 12.2. Closing Instructions. Colorado Real Estate Commission`s Closing Instructions [OPEN BOX] Are [CHECK BOX] Are 902 Not executed with this Contract. 903 12.3. Closing. Delivery of deed from Seller to Buyer will be at closing (Closing). Closing will be on the 904 905 date specified as the Closing Date or by mutual agreement at an earlier date. The hour and place of Closing 906 will be as designated by Buyer and Seller, which may be non-simultaneous Closings. 907 908 909 910 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 13 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

911 12.4. Disclosure of Settlement Costs. Buyer and Seller acknowledge that costs, quality and extent of 912 service vary between different settlement service providers (e.g., attorneys, lenders, inspectors and title 913 companies). 914 915 916 13. TRANSFER OF TITLE. Subject to Buyer’s compliance with the terms and provisions of this Contract, 917 including the tender of any payment due at Closing, Seller must execute and deliver the following good and 918 sufficient deed to Buyer, at Closing: 919 920 921 [CHECK BOX] special warranty deed [OPEN BOX] general warranty deed [OPEN BOX] bargain and sale deed [OPEN BOX] quit claim deed [OPEN BOX] personal922 representative’s deed [OPEN BOX] n/a deed. Seller, provided another deed is not selected, must execute and deliver a 923 924 good and sufficient special warranty deed to Buyer, at Closing. 925 Unless otherwise specified in §30 (Additional Provisions), if title will be conveyed using a special warranty 926 deed or a general warranty deed, title will be conveyed “subject to statutory exceptions” as defined in 927 928 §38-30-113(5)(a), C.R.S. 929 930 14. PAYMENT OF LIENS AND ENCUMBRANCES. Unless agreed to by Buyer in writing, any amounts 931 932 owed on any liens or encumbrances securing a monetary sum, including, but not limited to, any governmental 933 liens for special improvements installed as of the date of Buyer’s signature hereon, whether assessed or not 934 and previous years’ taxes, will be paid at or before Closing by Seller from the proceeds of this transaction or 935 from any other source. 936 937 938 15. CLOSING COSTS, CLOSING FEE, ASSOCIATION FEES AND TAXES. 939 940 15.1. Closing Costs. Buyer and Seller must pay, in Good Funds, their respective closing costs 941 and all other items required to be paid at Closing, except as otherwise provided herein. 942 15.2. Closing Services Fee. The fee for real estate closing services must be paid at Closing by 943 [OPEN BOX] Buyer [OPEN BOX] Seller [CHECK BOX] One-Half by Buyer and One-Half by Seller 944 945 [OPEN BOX] Other n/a 946 15.3. Status Letter and Record Change Fees. At least fourteen days prior to Closing Date, 947 948 Seller agrees to promptly request the Association to deliver to Buyer a current Status Letter. Any fees incident 949 to the issuance of Association’s Status Letter must be paid by [OPEN BOX] None [OPEN BOX] Buyer [CHECK BOX] Seller [OPEN BOX] One-Half by 950 Buyer and One-Half by Seller. Any Record Change Fee must be paid by [OPEN BOX] None [OPEN BOX] Buyer [CHECK BOX] Seller 951 [OPEN BOX] One-Half by Buyer and One-Half by Seller . 952 953 15.4. Local Transfer Tax. [OPEN BOX] The Local Transfer Tax of any % of the Purchase Price must 954 be paid at Closing by [OPEN BOX] None [OPEN BOX] Buyer [OPEN BOX] Seller [CHECK BOX] One-Half by Buyer and One-Half by Seller. 955 15.5. Private Transfer Fee. Private transfer fees and other fees due to a transfer of the Property, 956 payable at Closing, such as community association fees, developer fees and foundation fees, must be paid at 957 958 Closing by [OPEN BOX] None [OPEN BOX] Buyer [OPEN BOX] Seller [CHECK BOX] One-Half by Buyer and One-Half by Seller. The Private Transfer 959 fee, whether one or more, is for the following association(s): any in the total amount of any% of the Purchase 960 961 Price or $any. 962 15.6. Water Transfer Fees. The Water Transfer Fees can change. The fees, as of the date of 963 this Contract, do not exceed $any for: 964 965 [OPEN BOX] Water Stock/Certificates [OPEN BOX] Water District 966 [OPEN BOX] Augmentation Membership [OPEN BOX] Small Domestic Water Company [OPEN BOX] any and must be paid at Closing by 967 968 [OPEN BOX] None [OPEN BOX] Buyer [OPEN BOX] Seller [CHECK BOX] One-Half by Buyer and One-Half by Seller 969 15.7. Sales and Use Tax. Any sales and use tax that may accrue because of this transaction 970 971 must be paid when due by [OPEN BOX] None [OPEN BOX] Buyer [OPEN BOX] Seller [CHECK BOX] One-Half by Buyer and One-Half by Seller. 972 15.8. FIRPTA and Colorado Withholding. 973 15.8.1. FIRPTA. The Internal Revenue Service (IRS) may require a substantial portion of 974 the Seller’s proceeds be withheld after Closing when Seller is a foreign person. If required withholding does not 975 976 occur, the Buyer could be held liable for the amount of the Seller’s tax, interest and penalties. If the box in this 977 Section is checked, Seller represents that Seller [OPEN BOX] IS a foreign person for purposes of U.S. income taxation. If 978 the box in this Section is not checked, Seller represents that Seller is not a foreign person for purposes of U.S. 979 income taxation. Seller agrees to cooperate with Buyer and Closing Company to provide any reasonably 980 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 14 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

requested documents to verify Seller’s foreign person status. If withholding is required, Seller authorizes 981 982 Closing Company to withhold such amount from Seller’s proceeds. Seller should inquire with Seller’s tax 983 advisor to determine if withholding applies or if an exemption exists. 984 15.8.2. Colorado Withholding. The Colorado Department of Revenue may require a 985 986 portion of the Seller’s proceeds be withheld after Closing when Seller will not be a Colorado resident after 987 Closing, if not otherwise exempt. Seller agrees to cooperate with Buyer and Closing Company to provide any 988 reasonably requested documents to verify Seller’s status. If withholding is required, Seller authorizes Closing 989 990 Company to withhold such amount from Seller’s proceeds. Seller should inquire with Seller’s tax advisor to 991 determine if withholding applies or if an exemption exists. 992 993 994 16. PRORATIONS AND ASSOCIATION ASSESSMENT. The following will be prorated to the Closing 995 Date, except as otherwise provided: 996 16.1. Taxes. Personal property taxes, if any, special taxing district assessments, if any and 997 general real estate taxes for the year of Closing, based on [OPEN BOX] Taxes for the Calendar Year Immediately 998 999 Preceding Closing [CHECK BOX] Most Recent Mill Levy and Most Recent Assessed Valuation, adjusted by any 1000 applicable qualifying seniors property tax exemption, qualifying disabled veteran exemption or [OPEN BOX] Other n/a. 1001 16.2. Rents. Rents based on [OPEN BOX] Rents Actually Received [OPEN BOX] Accrued. At Closing, Seller will 1002 1003 transfer or credit to Buyer the security deposits for all Leases assigned, or any remainder after lawful 1004 deductions and notify all tenants in writing of such transfer and of the transferee`s name and address. Seller 1005 must assign to Buyer all Leases in effect at Closing and Buyer must assume Seller`s obligations under such 1006 1007 Leases. 1008 16.3. Association Assessments. Current regular Association assessments and dues 1009 (Association Assessments) paid in advance will be credited to Seller at Closing. Cash reserves held out of the 1010 regular Association Assessments for deferred maintenance by the Association will not be credited to Seller 1011 1012 except as may be otherwise provided by the Governing Documents. Buyer acknowledges that Buyer may be 1013 obligated to pay the Association, at Closing, an amount for reserves or working capital. Any special 1014 assessment assessed prior to Closing Date by the Association will be the obligation of [OPEN BOX] Buyer [CHECK BOX] Seller. 1015 1016 Except however, any special assessment by the Association for improvements that have been installed as of 1017 the date of Buyer’s signature hereon, whether assessed prior to or after Closing, will be the obligation of Seller. 1018 Seller represents there are no unpaid regular or special assessments against the Property except the current 1019 1020 regular assessments and n/a. Association Assessments are subject to change as provided in the Governing 1021 Documents. 1022 16.4. Other Prorations. Water and sewer charges, propane, interest on continuing loan and n/a. 1023 1024 16.5. Final Settlement. Unless otherwise agreed in writing, these prorations are final. 1025 1026 1027 17. POSSESSION. Possession of the Property will be delivered to Buyer on Possession Date at Possession Time, subject to the Leases as set forth in § 10.6.1.7. 1028 1029 1030 If Seller, after Closing, fails to deliver possession as specified, Seller will be subject to eviction and 1031 will be additionally liable to Buyer for payment of $ 0.00 per day (or any part of a day notwithstanding § 18.1) 1032 1033 from Possession Date and Possession Time until possession is delivered. 1034 1035 GENERAL PROVISIONS 1036 1037 1038 18. DAY; COMPUTATION OF PERIOD OF DAYS, DEADLINE. 1039 18.1. Day. As used in this Contract, the term “day” means the entire day ending at 11:59 p.m., United 1040 1041 States Mountain Time (Standard or Daylight Savings, as applicable). 1042 18.2. Computation of Period of Days, Deadline. In computing a period of days (e.g., three days after 1043 MEC), when the ending date is not specified, the first day is excluded and the last day is included. If any 1044 1045 deadline falls on a Saturday, Sunday or federal or Colorado state holiday (Holiday), such deadline [CHECK BOX] Will [OPEN BOX] 1046 Will Not be extended to the next day that is not a Saturday, Sunday or Holiday. Should neither box be 1047 checked, the deadline will not be extended. 1048 1049 1050 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 15 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

1051 19. CAUSES OF LOSS, INSURANCE; DAMAGE TO INCLUSIONS AND SERVICES; CONDEMNATION; 1052 AND WALK-THROUGH. Except as otherwise provided in this Contract, the Property, Inclusions or both will be 1053 delivered in the condition existing as of the date of this Contract, ordinary wear and tear excepted. 1054 19.1. Causes of Loss, Insurance. In the event the Property or Inclusions are damaged by fire, other 1055 1056 perils or causes of loss prior to Closing (Property Damage) in an amount of not more than ten percent of the 1057 total Purchase Price and if the repair of the damage will be paid by insurance (other than the deductible to be 1058 paid by Seller), then Seller, upon receipt of the insurance proceeds, will use Seller`s reasonable efforts to 1059 1060 repair the Property before Closing Date. Buyer has the Right to Terminate under § 25.1, on or before Closing 1061 Date, if the Property is not repaired before Closing Date, or if the damage exceeds such sum. Should Buyer 1062 elect to carry out this Contract despite such Property Damage, Buyer is entitled to a credit at Closing for all 1063 1064 insurance proceeds that were received by Seller (but not the Association, if any) resulting from damage to the 1065 Property and Inclusions, plus the amount of any deductible provided for in the insurance policy. This credit may 1066 not exceed the Purchase Price. In the event Seller has not received the insurance proceeds prior to Closing, 1067 the parties may agree to extend the Closing Date to have the Property repaired prior to Closing or, at the 1068 1069 option of Buyer, (1) Seller must assign to Buyer the right to the proceeds at Closing, if acceptable to Seller`s 1070 insurance company and Buyer`s lender; or (2) the parties may enter into a written agreement prepared by the 1071 parties or their attorney requiring the Seller to escrow at Closing from Seller`s sale proceeds the amount Seller 1072 1073 has received and will receive due to such damage, not exceeding the total Purchase Price, plus the amount of 1074 any deductible that applies to the insurance claim. 1075 1076 19.2. Damage, Inclusions and Services. Should any Inclusion or service (including utilities and 1077 communication services), system, component or fixture of the Property (collectively Service) (e.g., heating or 1078 plumbing), fail or be damaged between the date of this Contract and Closing or possession, whichever is 1079 earlier, then Seller is liable for the repair or replacement of such Inclusion or Service with a unit of similar size, 1080 age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such 1081 1082 Inclusion or Service is not the responsibility of the Association, if any, less any insurance proceeds received by 1083 Buyer covering such repair or replacement. If the failed or damaged Inclusion or Service is not repaired or 1084 replaced on or before Closing or possession, whichever is earlier, Buyer has the Right to Terminate under § 1085 1086 25.1, on or before Closing Date, or, at the option of Buyer, Buyer is entitled to a credit at Closing for the repair 1087 or replacement of such Inclusion or Service. Such credit must not exceed the Purchase Price. If Buyer receives 1088 such a credit, Seller`s right for any claim against the Association, if any, will survive Closing. 1089 19.3. Condemnation. In the event Seller receives actual notice prior to Closing that a pending 1090 1091 condemnation action may result in a taking of all or part of the Property or Inclusions, Seller must promptly 1092 notify Buyer, in writing, of such condemnation action. Buyer has the Right to Terminate under § 25.1, on or 1093 before Closing Date, based on such condemnation action, in Buyer`s sole subjective discretion. Should Buyer 1094 1095 elect to consummate this Contract despite such diminution of value to the Property and Inclusions, Buyer is 1096 entitled to a credit at Closing for all condemnation proceeds awarded to Seller for the diminution in the value of 1097 1098 the Property or Inclusions but such credit will not include relocation benefits or expenses, or exceed the Purchase Price. 1100 19.4. Walk-Through and Verification of Condition. Buyer, upon reasonable notice, has the right to 1101 walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions 1102 complies with this Contract. 1099 1103 1104 1105 20. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this Contract, Buyer and Seller 1106 acknowledge that the respective broker has advised that this Contract has important legal consequences and 1107 1108 has recommended the examination of title and consultation with legal and tax or other counsel before signing 1109 this Contract. 1110 1111 1112 21. TIME OF ESSENCE, DEFAULT AND REMEDIES. Time is of the essence for all dates and deadlines 1113 in this Contract. This means that all dates and deadlines are strict and absolute. If any payment due, including 1114 Earnest Money, is not paid, honored or tendered when due, or if any obligation is not performed timely as 1115 provided in this Contract or waived, the non-defaulting party has the following remedies: 1116 1117 21.1. If Buyer is in Default: 1118 [OPEN BOX] 21.1.1. Specific Performance. Seller may elect to cancel this Contract and all Earnest 1119 1120 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 16 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

1121 Money (whether or not paid by Buyer) will be paid to Seller and retained by Seller. It is agreed that the Earnest 1122 Money is not a penalty and the Parties agree the amount is fair and reasonable. Seller may recover such 1123 additional damages as may be proper. Alternatively, Seller may elect to treat this Contract as being in full force 1124 and effect and Seller has the right to specific performance or damages, or both. 1125 1126 21.1.2. Liquidated Damages, Applicable. This § 21.1.2 applies unless the box in § 21.1.1. 1127 is checked. Seller may cancel this Contract. All Earnest Money (whether or not paid by Buyer) will be paid to 1128 Seller and retained by Seller. It is agreed that the Earnest Money specified in § 4.1 is LIQUIDATED DAMAGES 1129 1130 and not a penalty, which amount the parties agree is fair and reasonable and (except as provided in §§ 10.4, 1131 22, 23 and 24), said payment of Earnest Money is SELLER`S ONLY REMEDY for Buyer`s failure to perform 1132 the obligations of this Contract. Seller expressly waives the remedies of specific performance and additional 1133 damages. 1134 1135 21.2. If Seller is in Default: Buyer may elect to treat this Contract as canceled, in which case all 1136 Earnest Money received hereunder will be returned to Buyer and Buyer may recover such damages as may be 1137 proper. Alternatively, Buyer may elect to treat this Contract as being in full force and effect and Buyer has the 1138 1139 right to specific performance or damages, or both. 1140 1141 1142 22. LEGAL FEES, COST AND EXPENSES. Anything to the contrary herein notwithstanding, in the event 1143 of any arbitration or litigation relating to this Contract, prior to or after Closing Date, the arbitrator or court must 1144 award to the prevailing party all reasonable costs and expenses, including attorney fees, legal fees and 1145 expenses. 1146 1147 1148 23. MEDIATION. If a dispute arises relating to this Contract (whether prior to or after Closing) and is not 1149 resolved, the parties must first proceed, in good faith, to mediation. Mediation is a process in which the parties 1150 meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot 1151 1152 impose binding decisions. Before any mediated settlement is binding, the parties to the dispute must agree to 1153 the settlement, in writing. The parties will jointly appoint an acceptable mediator and will share equally in the 1154 1155 cost of such mediation. The obligation to mediate, unless otherwise agreed, will terminate if the entire dispute 1156 is not resolved within thirty days of the date written notice requesting mediation is delivered by one party to the 1157 other at that party`s last known address (physical or electronic as provided in § 27). Nothing in this Section 1158 prohibits either party from filing a lawsuit and recording a lis pendens affecting the Property, before or after the 1159 date of written notice requesting mediation. This Section will not alter any date in this Contract, unless 1160 1161 otherwise agreed. 1162 1163 24. EARNEST MONEY DISPUTE. Except as otherwise provided herein, Earnest Money Holder must 1164 1165 release the Earnest Money following receipt of written mutual instructions, signed by both Buyer and Seller. In 1166 the event of any controversy regarding the Earnest Money, Earnest Money Holder is not required to release the 1167 1168 Earnest Money. Earnest Money Holder, in its sole subjective discretion, has several options: (1) wait for any 1169 proceeding between Buyer and Seller; (2) interplead all parties and deposit Earnest Money into a court of 1170 competent jurisdiction (Earnest Money Holder is entitled to recover court costs and reasonable attorney and 1171 legal fees incurred with such action); or (3) provide notice to Buyer and Seller that unless Earnest Money 1172 Holder receives a copy of the Summons and Complaint or Claim (between Buyer and Seller) containing the 1173 1174 case number of the lawsuit (Lawsuit) within one hundred twenty days of Earnest Money Holder`s notice to the 1175 parties, Earnest Money Holder is authorized to return the Earnest Money to Buyer. In the event Earnest Money 1176 Holder does receive a copy of the Lawsuit and has not interpled the monies at the time of any Order, Earnest 1177 1178 Money Holder must disburse the Earnest Money pursuant to the Order of the Court. The parties reaffirm the 1179 obligation of § 23 (Mediation). This Section will survive cancellation or termination of this Contract. 1180 1181 1182 25. TERMINATION. 1183 25.1. Right to Terminate. If a party has a right to terminate, as provided in this Contract (Right to 1184 Terminate), the termination is effective upon the other party`s receipt of a written notice to terminate (Notice to 1185 Terminate), provided such written notice was received on or before the applicable deadline specified in this 1186 1187 Contract. If the Notice to Terminate is not received on or before the specified deadline, the party with the Right 1188 to Terminate accepts the specified matter, document or condition as satisfactory and waives the Right to 1189 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 17 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

Terminate under such provision. 25.2. Effect of Termination. In the event this Contract is terminated, all Earnest Money received hereunder will be returned to Buyer and the parties are relieved of all obligations hereunder, subject to §§ 10.4, 22, 23 and 24. 26. ENTIRE AGREEMENT, MODIFICATION, SURVIVAL; SUCCESSORS. This Contract, its exhibits and specified addenda, constitute the entire agreement between the parties relating to the subject hereof and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this Contract. No subsequent modification of any of the terms of this Contract is valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any right or obligation in this Contract that, by its terms, exists or is intended to be performed after termination or Closing survives the same. Any successor to a party receives the predecessor`s benefits and obligations of this Contract. 27. NOTICE, DELIVERY AND CHOICE OF LAW. 27.1. Physical Delivery and Notice. Any document, or notice to Buyer or Seller must be in writing, except as provided in § 27.2 and is effective when physically received by such party, any individual named in this Contract to receive documents or notices for such party, Broker, or Brokerage Firm of Broker working with such party (except any notice or delivery after Closing must be received by the party, not Broker or Brokerage Firm). 27.2. Electronic Notice. As an alternative to physical delivery, any notice, may be delivered in electronic form to Buyer or Seller, any individual named in this Contract to receive documents or notices for such party, Broker or Brokerage Firm of Broker working with such party (except any notice or delivery after Closing must be received by the party, not Broker or Brokerage Firm) at the electronic address of the recipient by facsimile, email or Internet. 27.3. Electronic Delivery. Electronic Delivery of documents and notice may be delivered by: (1) email at the email address of the recipient, (2) a link or access to a website or server provided the recipient receives the information necessary to access the documents, or (3) facsimile at the facsimile number (Fax No.) of the recipient. 27.4. Choice of Law. This Contract and all disputes arising hereunder are governed by and construed in accordance with the laws of the State of Colorado that would be applicable to Colorado residents who sign a contract in Colorado for real property located in Colorado. 28. NOTICE OF ACCEPTANCE, COUNTERPARTS. This proposal will expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below and the offering party receives notice of such acceptance pursuant to § 27 on or before Acceptance Deadline Date and Acceptance Deadline Time. If accepted, this document will become a contract between Seller and Buyer. A copy of this Contract may be executed by each party, separately and when each party has executed a copy thereof, such copies taken together are deemed to be a full and complete contract between the parties. 29. GOOD FAITH. Buyer and Seller acknowledge that each party has an obligation to act in good faith including, but not limited to, exercising the rights and obligations set forth in the provisions of Financing Conditions and Obligations; Title Insurance, Record Title and Off-Record Title; New ILC, New Survey; and Property Disclosure, Inspection, Indemnity, Insurability, Due Diligence and Source of Water. ADDITIONAL PROVISIONS AND ATTACHMENTS 30. ADDITIONAL PROVISIONS. (The following additional provisions have not been approved by the Colorado Real Estate Commission.) 30.1. Regarding §4.3, Earnest money shall become immediately non-refundable upon deposit but applied to the purchase price at closing. 31. ATTACHMENTS. 31.1. The following documents are a part of this Contract: Contract Addendum CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 18 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

31.2. The following documents have been provided but are **not** a part of this Contract:
n/a

SIGNATURES

Jonathan Friedman, General Council, Paragon 28 Inc Date: *11/23/2021*

Buyer: ***Paragon 28 Inc***
By: Jonathan Friedman, General Council, Paragon 28 Inc

[NOTE: If this offer is being countered or rejected, do not sign this document.

Greg Everhard, Managing Member Date: *11/23/2021*

Seller: ***ABMAR Grasslands LLC***
By: Greg Everhard, Managing Member

END OF CONTRACT TO BUY AND SELL REAL ESTATE

---

32. BROKER'S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE.
(To be completed by Broker working with Buyer)

Broker ☐ **Does** ☒ **Does Not** acknowledge receipt of Earnest Money deposit. Broker agrees that if Brokerage Firm is the Earnest Money Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Earnest Money Holder will release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money will be made within five days of Earnest Money Holder's receipt of the executed written mutual instructions, provided the Earnest Money check has cleared.

Although Broker is not a party to the Contract, Broker agrees to cooperate, upon request, with any mediation requested under § 23.

Broker is working with Buyer as a ☒ **Buyer's Agent** ☐ **Transaction-Broker** in this transaction. ☐This is a **Change of Status**

☐ **Customer.** Broker has no brokerage relationship with Buyer. See § 33 for Broker's brokerage relationship with Seller.

Brokerage Firm's compensation or commission is to be paid by ☐ **Listing Brokerage** ☐ **Buyer** ☒ **Other** ***Seller***.

Brokerage Firm's Name: ***NavPoint Real Estate Group, LLC***
Brokerage Firm's License #: ***EC 100036966***

CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 19 of 21

Seller(s) Initials: GE JFGC

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[MATT CALL SIGNATURE] Date: 11/23/2021 Date: Broker’s Name: Matt Call Broker’s License #: ER100011543 Address: 3740 Dacoro Lane, Suite 200 Castle Rock, CO 80109 Ph: 720-420-7530 Fax: 720-240-0762 Email Address: matt.call@navpointre.com [JEFF BRANDON SIGNATURE] Date: 11/23/2021 Broker’s Name: Jeff Brandon BrokerLicense #: FA.040047683 Brokerage Firms Name: NavPoint Real Estate Group Brokerage Firm’s License #: EC 100036966 Address: 3740 Dacoro Lane, Suite 200 Castle Rock CO 80109 Ph: 720-420-7530 Fax: 720-240-0762 Email: jeff.brandon@navpointre.com 33. BROKER’S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE. (To be completed by Broker working with Seller) Broker [OPEN BOX] Does [CHECK BOX] Does Not acknowledge receipt of Earnest Money deposit. Broker agrees that if Brokerage Firm is the Earnest Money Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Earnest Money Holder will release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money will be made within five days of Earnest Money Holder’s receipt of the executed written mutual instructions, provided the Earnest Money check has cleared. Although Broker is not a party to the Contract, Broker agrees to cooperate, upon request, with any mediation requested under § 23. Broker is working with Seller as a [CHECK BOX] Seller’s Agent [OPEN BOX] Transaction-Broker in this transaction. [OPEN BOX] This is a Change of Status. [OPEN BOX] Customer. Broker has no brokerage relationship with Seller. See § 32 for Broker’s brokerage relationship with Buyer. Brokerage Firm’s compensation or commission is to be paid by [CHECK BOX] Seller [OPEN BOX] Buyer [OPEN BOX] Other Stream Realty Partners, Denver L.P.. Brokerage Firm's Name: Stream Realty Partners-Denver L.P Brokerage Firm’s License #: EC.100038863 [TYLER REED SIGNATURE] Date: 11/23/2021 Broker’s Name: Tyler Reed Broker’s License #: FA.100027369 CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 20 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

Address: 1801 Braodway Suite 700 Denver, CO 80202 Ph: 303.601.4663 Fax: n/a Email Address: tyler.reed@streamrealty.com CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE (COMMERCIAL) CTM eContracts - ©2020 MRI Software LLC - All Rights Reserved CBS3-5-19. CONTRACT TO BUY AND SELL REAL ESTATE - Commercial Page 21 of 21 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

[NAVPOINT LOGO] NavPoint Real Estate Group, LLC Matt Call Ph: 720-420-7530 Fax: 720-240-0762 Contract Addendum Date: 11/23/2021 Property Address: 14445 Grasslands Drive, Englewood, CO 80112 THIS ADDENDUM HAS NOT BEEN APPROVED BY THE COLORADO REAL ESTATE COMMISSION. IT WAS PREPARED BY Frascona, Joiner, Goodman and Greenstein, P.C. (303-494-3000) AS LEGAL COUNSEL FOR NavPoint Real Estate Group. ©2018 All rights reserved. Contract Addendum for Contract by and Between ABMAR Grasslands LLC (“Seller”) & Paragon 28 Inc (“Buyer”) THIS ADDENDUM (this “Addendum”) is attached to and made a part of that certain Contract to Buy and Sell Real Estate (Commercial) (the “Contract”) dated as of November 23, 2021, by and between ABMAR Grasslands LLC a Colorado limited liability company as “Seller”, and Paragon 28 Inc a Delaware corporation (or assignee) as “Buyer.” In the event of a conflict between the terms and provisions of the Contract to which this Addendum is attached and this Addendum, the terms and provisions of this Addendum shall control. Unless otherwise defined herein, or unless the context otherwise requires, terms initially capitalized in this Addendum shall have the same meaning as such initially capitalized terms do in the Contract. This Addendum and the Contract may sometimes be referred to as “this Agreement.” I. REPRESENTATIONS AND WARRANTIES: Except as otherwise disclosed in writing to Buyer by Seller within five (5) business days after MEC, Seller hereby represents and warrants to Buyer that, to the best of Seller’s knowledge and belief: A. There is no litigation pending or threatened against Seller, which in any manner affects the Property; B. Seller has not received any notice of, and has no other knowledge or information of, any pending or contemplated change in any applicable law, ordinance, or restriction; or of any threatened or pending judicial or administrative action; or of any action threatened by adjacent landowners which could result in any material change in the condition or permitted use of the Property; C. To the best of Seller`s knowledge without further inquiry, there are no violations of any federal, state or local law, code, ordinance, rule, regulation or the requirement of any fire underwriters, board of fire under writers or board exercising similar functions; D. The Property is currently zoned so as to allow the present existing use. Seller has not received any notice nor is aware of any contemplated rezoning of all or part of the Property; SA. CUSTOM ADDENDUM Page 1 of 4 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

E. Seller has the full right, power and authority to perform its obligations hereunder. Seller has legal title to the Property and may legally convey it to Buyer. The individual executing this Contract on behalf of Seller individually warrants and represents that he has the full power and authority to act on behalf of Seller in all respects hereto; F. To the best of Seller`s knowledge without further inquiry, Seller is not aware of any condition affecting the soil or subsurface portion of the Property, which could cause damage to or impair the use of the Property or any improvements constructed thereon; G. Except as may be otherwise disclosed to Buyer in this Contract as of the mutual execution of this Contract, there are no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid, and Seller will discharge all mechanic`s and material men’s liens arising from any labor and material furnished to the Property at the request of Seller; H. All agreements, Inspection Documents and other documents required to be delivered by Seller to Buyer pursuant to this Contract will be so delivered, and that those documents delivered are true and correct copies of the same. I. Seller has no knowledge of (1) existence of asbestos, (2) any assessments for public improvements, and and further, other than Buyer’s right of first offer, no options to purchase have been granted. The term “to the best of Seller’s knowledge and belief,“ as used herein, shall mean the actual knowledge of any individual owner/proprietor, corporate officer or director, partnership general partner or limited liability company manager, or member of a member managed Limited Liability Company, of Seller. If circumstances change so that any of the above representations change after MEC, then Seller will immediately provide notice of such changes to Buyer. Buyer agrees and acknowledges that as the tenant and occupant of the Property, Buyer is familiar with both the condition and operation of the Property. II. COOPERATION REQUIRED FOR I.R.C. §1031 EXCHANGE. Notwithstanding §2 or anything contained in this Contract to the contrary, each party shall, upon request, cooperate to effectuate an I.R.C. §1031 tax deferred exchange undertaken by the other party that involved the Property, including consenting to and acknowledging assignments of this Contract to a Qualified Intermediary, so long as such cooperation is not to the detriment of the cooperating party. III. ASSIGNMENT PERMITTED. Notwithstanding §2 or anything contained in this Contract to the contrary, Buyer has the right to assign this Contract without Sellers prior written approval. IV. BROKERAGE COMMISSION DUE. Seller will pay, or Seller will cause Seller’s listing broker to pay, a real estate brokerage commission equal to $165,000.00, to NavPoint Real Estate Group at and through the Closing of this Contract. V. DUE DILIGENCE CONTINGENCY. Buyer is in possession of the Property and is familiar with the condition and operation of the Property. Nonetheless, Buyer may undertake such review, inspection and investigation as it determines. Buyer’s right to object under §10.3 and/or §10.6.2 is not limited to Buyer’s satisfaction with the physical condition of the Property and Inclusions, or the Due Diligence Documents, or any other matters specified in clauses (1) through (5) of § 10.3; rather, Buyer’s right to object under each of §10.3 and §10.6.2 includes Buyer investigating, reviewing and becoming satisfied, in Buyer’s sole subjective discretion, with all other features of or matters relating to the SA. CUSTOM ADDENDUM Page 2 of 4 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

Property, the Inclusions, the Due Diligence Documents or the transaction contemplated by this Contract. VI. DUE DILIGENCE – DOCUMENTS- AND ASSIGNMENT OF WARRANTIES. Regardless of whether any box is checked in § 10.6.1, the Due Diligence Documents to be delivered by Seller to Buyer on or before the Due Diligence Documents Delivery Deadline pursuant to § 10.6.1 include copies of any of the following, to the extent the following exist and are in Seller’s possession: utility bills and property tax statements relating to the Property for the last 12 months; architectural drawings, blueprints, as-built construction plans and any other plans or specifications regarding any improvements on or to the Property; certificate(s) of occupancy or other governmental approval(s) regarding any improvements on or to the Property; warranties, manuals, instructional brochures or similar materials relating to the Property or Inclusions, or their use, operation or maintenance; inspection, soil, drainage, percolation and similar reports relating to the Property. The bill of sale or assignment will be deemed to assign to Buyer all assignable warranties regarding the Property or Inclusions. VII. SELLER COVENANTS PENDING CLOSING. From and after MEC, Seller shall perform Seller’s obligations under the Leases and Service Contracts, Seller shall comply will all applicable restrictive covenants, and with all applicable laws, rules, regulations, codes, ordinances and other governmental requirements, and Seller shall not, without the prior written consent of Buyer, (1) enter into any management, service, maintenance, operating, utility or similar agreements relating to the Property or Inclusions, (2) place or permit to be placed any liens or encumbrances on the Property or Inclusions or grant, sell, convey, dedicate or otherwise transfer any portion of the Property or Inclusions or any interest therein to any third party (including, but not limited to, contracts, easements, licenses, profits, or leases of any kind) or create or establish any restrictive covenants or other matters affecting title to the Property or Inclusions, (3) change or alter, or permit to be changed or altered, the character or use of the Property or Inclusions, (4) amend or modify any of the Leases or Service Contracts, or (5) seek or consent to any zoning or other change affecting the use of the Property. VIII. INTEREST ON EARNEST MONEY. The Earnest Money Holder is hereby authorized and instructed to place the Earnest Money into an interest-bearing account at a federally insured bank or financial institution in the name of Buyer using Buyer’s Federal ID Number, and all interest thereon will be treated as additional Earnest Money. IX. FEDERAL AND COLORADO WITHHOLDING. Buyer and Seller must comply with the requirements of the Foreign Investment in Real Property Tax Act (FIRPTA) and the Withholding on Transfers of Colorado Real Property law, which may entail withholding of a percentage of the sales price on non-exempt transactions. X. POST-CLOSING PUBLICITY: Seller and Buyer understand, acknowledge and agree that NavPoint Real Estate Group and any of its individual Brokers, may cause to be published in any local, regional or national media of whatsoever form, its participation in the marketing, negotiation and closing of the transaction contemplated by this Contract; provided, however, that any such publicity shall be in commercially reasonable “good taste” and shall not cause disrepute to be brought upon either of Seller or Buyer as a result thereof. The Seller’s personal name will remain confidential and will not be used in any form of publicity regarding the Sale. SA. CUSTOM ADDENDUM Page 3 of 4 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.

Dated the day and year first above written. [GREG EVERHARD, MANAGING MEMBER SIGNATURE] Date: 11/23/2021 Seller: ABMAR Grasslands LLC By: Greg Everhard, Managing Member [JONATHAN FRIEDMAN, GENERAL COUNCIL, PARAGON 28 INC SIGNATURE] Date: 11/23/2021 Buyer: Paragon 28 Inc By: Jonathan Friedman, General Council, Paragon 28 Inc CTM eContracts - ©2020 MRI Software LLC - All Rights Reserved SA. CUSTOM ADDENDUM Page 4 of 4 Seller(s) Initials: CTMeContracts.com -©2021 CTM Software Corp.